United States

Securities and Exchange Commission

Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

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Hawk Systems, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-49864	65-1089222
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401

(Address of principal executive offices) (Zip Code)

(561) 515-6113

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 16, 2009 (the “Effective Date”), Hawk Systems, Inc. (the “Company”) issued two unsecured promissory notes (each a “Note” and collectively, the “Notes”) in the aggregate principal amount of $150,000 for certain loans provided to the Company by Mark Spanakos, a director of the Company, and Delilah Holdings, LLC, a limited liability company owned and managed by Abraham Mirman, who is also Chairman of Cresta Capital Strategies, LLC, a broker-dealer with whom the Company has an exclusive investment banking relationship. Each Note bears interest at the annual rate of twelve percent (12%), and the outstanding principal amount of each Note and all accrued and unpaid interest are due and payable on the date that is the earlier of (i) September 16, 2010, or (ii) ten (10) business days from the date of closing by the Company of any equity financing in the aggregate of not less than Seven Hundred Fifty Thousand Dollars ($750,000) (the “Maturity Date”).

The terms of each Note provide that in the “Event of Default” (as that term is defined in the Note) by the Company, the principal and accrued interest may be accelerated by the holder of the Note upon written demand to the Company, provided that the Event of Default has not been cured within sixty (60) calendar days of receipt by the Company of such written demand. The term “Event of Default” is defined in each Note as: (i) the failure by the Company to pay the entire principal and any accrued and unpaid interest due thereunder on the Maturity Date; (ii) the filing by the Company of a voluntary petition under the United States Bankruptcy Code, or under any other insolvency act or law; (iii) the filing of an involuntary petition against the Company under the United States Bankruptcy Code, or under any other insolvency act or law or the involuntary appointment of a receiver or trustee for all or a substantial part of the Company’s property, which remains undismissed, unbonded or undischarged ninety (90) days’ after issuance.

The description of the Notes are qualified in their entirety by the full text of the agreements, which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2009, Mr. David Coriaty resigned as Executive Chairman of the Company. He remains a member of the board of directors of the Company.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits. The following exhibits are filed herewith:

10.1

Unsecured Promissory Note, dated September 16, 2009, in the principal amount of $50,000 executed by Hawk Systems, Inc. in favor of Mark Spanakos.

10.2

Unsecured Promissory Note, dated September 16, 2009, in the principal amount of $100,000 executed by Hawk Systems, Inc. in favor of Delilah Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hawk Systems, Inc.

Date:	September 24, 2009		/s/ ROBERT MCCANN
		By:	Robert McCann, CEO

EXHIBIT INDEX

10.1

Unsecured Promissory Note, dated September 16, 2009, in the principal amount of $50,000 executed by Hawk Systems, Inc. in favor of Mark Spanakos.

10.2

Unsecured Promissory Note, dated September 16, 2009, in the principal amount of $100,000 executed by Hawk Systems, Inc. in favor of Delilah Holdings, LLC.

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